AGREEMENT

      This AGREEMENT (the "Agreement"), dated as of November 20, 1998, by and among Credit Suisse First Boston Mortgage Capital, LLC, a Delaware limited liability company ("CSFB" or "Lender"), as successor-by-merger to CS First Boston Mortgage Capital Corp., CarLoanCo, Inc., a Virginia corporation formerly known as AutoInfo Finance of Virginia, Inc. ("CarLoanCo-VA" or the "Borrower"), and AutoInfo, Inc., a Delaware corporation ("AutoInfo") as Guarantor of the Borrower's obligations to Lender. CarLoanCo-VA and AutoInfo are sometimes referred to herein collectively as the "Company".

                              W I T N E S S E T H:

      WHEREAS, Lender, Car Loan Co., Inc. ("Car Loan-CT") and Borrower are parties to a certain Amended and Restated Loan, Security and Servicing Agreement dated as of October 21, 1997 (the "Loan Agreement"); and

      WHEREAS, Car Loan-CT was merged into CarLoanCo-VA on or about October 13, 1998; and

      WHEREAS, Lender and CarLoanCo-VA, as borrowers, and Crestar Bank, a Virginia banking corporation as Custodian ("Custodian"), are parties to a certain Custody Agreement dated as of December 9, 1996 (the "Custody Agreement"); and

      WHEREAS, the aggregate outstanding principal amount of all Advances is $4,490,574.73; and

      WHEREAS, Lender and the Company desire to terminate the commercial relationship between the parties; and

      WHEREAS, in furtherance thereof, the parties have negotiated and agreed to the terms and conditions contained in the Amendment and Forbearance Agreement in the form annexed hereto as Exhibit A (the "Amendment and Forbearance Agreement"); and

      WHEREAS, the Amendment and Forbearance Agreement provides for, inter alia, "Contingent Debt Forgiveness" (as defined therein) upon the fulfillment of certain conditions therein; and

      WHEREAS, Lender desires to be paid, and the Company desires to pay to Lender, the sum of $2,440,786.34 (the "Payoff Amount"), constituting all amounts due and owing under the Loan Agreement, net of the "Contingent Discount" (as defined in the Amendment and Forbearance Agreement) by wire transfer to CitiBank NYC, ABA #021000089, for credit to the account of CS First Boston Corp., Account #09253506 (the "Designated Account") simultaneous with the execution and exchange of this Agreement; and

      WHEREAS, the Lender and the Company desire to provide for the application of the Contingent Discount and the orderly termination of the debtor/creditor relationship between the Lender and the Company, subject to the fulfillment by the Company of the conditions set forth herein.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

      1. Payment. Simultaneous with the execution and exchange hereof, the Company has directed the payment of the Payoff Amount by wire transfer to the Designated Account. Subject to the fulfillment by the Company of the conditions set forth in Section 2 below, the Payoff Amount shall constitute full and final payment by the Company and any of its affiliates of all amounts due and owing to the Lender and any of its affiliates on account of or in connection with the Loan Agreement. If the Company fails to fulfill such conditions, the unpaid Advances shall remain owing.

      2. Conditions for Debt Forgiveness. The Contingent Discount shall be applied to the account of the Borrower, and no further sums shall be due and owing under or relating to the Loan Agreement provided that, on or before December 15, 1998, the Company delivers to Thacher Proffitt & Wood, attention Jeffrey Murphy, Esq., as attorneys for the Lender, the following documents:

            (a) Four (4) executed counterparts of the Amendment and Forbearance Agreement in substantially the form of Exhibit A hereto;

            (b) an original executed Common Stock Purchase Warrant to purchase 125,000 shares of AutoInfo Common Stock in substantially the form of Exhibit B hereto at the price called for in the term sheet between the parties;

            (c) an original executed Common Stock Purchase Warrant to purchase 1,357,467 shares of AutoInfo Common Stock in substantially the form of Exhibit C hereto at the price called for in the term sheet between the parties;

            (d) the opinion of Morse, Zelnick, Rose & Lander, LLP, or such other firm reasonably acceptable to Thacher Proffitt & Wood, in substantially the form of Exhibit D hereto;

            (e) the opinion of Willcox & Savage, PC, or such other firm reasonably acceptable to Thacher Proffitt & Wood, in substantially the form of Exhibit E hereto;

            (f) two (2) duly executed copies of the AutoInfo, Inc. Officer's Certificate and Incumbency and Documentation Certificate, in substantially the form of Exhibit F hereto;


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

            (g) two (2) duly executed copies of the CarLoanCo, Inc. Officer's Certificate and Incumbency and Documentation Certificate, in substantially the form of Exhibit G hereto;

            (h) two (2) duly executed copies of the Certificate of Scott J. Zecher, in substantially the form of Exhibit H hereto; and

            (i) a fully executed General Release by the Company of the Lender, in substantially the form of Exhibit I hereto.

      Thacher Proffitt & Wood shall hold each of the foregoing documents delivered to it by or on account of the Company in escrow pending its delivery to Morse, Zelnick, Rose & Lander, LLP, attention Kenneth S. Rose, Esq., as attorneys for the Company, of the following documents:

            (a) two (2) fully executed counterparts of the Amendment and Forbearance Agreement;

            (b) a fully executed General Release by the Lender of the Company, in substantially the form of Exhibit J hereto; and

            (c) the original Common Stock Purchase Warrant No. M-1 previously issued by AutoInfo to the Lender.

3. Binding Effect; Survival of Provisions. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4. Captions. The section headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement between the parties hereto or thereto.

5. Amendments and Waivers. This Agreement shall not be amended, modified or waived except by written consent of all of the parties hereto.

6.. Governing Law; Severability. This Agreement shall be a contract made under and governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or unenforceable or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, unenforceability or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Agreement.

7. Execution in Counterparts. The Agreement may be executed in any number of counterparts, by original or facsimile signature, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


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

8. Full Agreement. This Agreement, together with the Loan Agreement, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes and cancels all prior or contemporaneous understandings, agreements, writings (including but not limited to that certain letter dated November 18, 1998 from Michael A, Commaroto, Vice President of Lender to Scott Zecher, President of AutoInfo) and discussions between the parties. Accordingly, the parties do hereby agree that in any arbitration, mediation or court proceeding in which the interpretation or enforcement of this Agreement is sought or requested, or otherwise at issue, No prior or subsequent oral representations, warranties or agreements shall be admissible or otherwise binding on the parties except as expressly set forth herein. No modification, amendment or waiver of any provisions of this Agreement shall in any event be effective unless the same shall be in writing and duly executed by all of the parties hereto.

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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

      IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers or members thereunto duly authorized as of the date and year first above written.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                         CAPITAL, LLC

                                        By:
                                           -------------------------------------
                                        Name:  Michael A. Commaroto
                                        Title: Vice President


                                        CARLOANCO, INC.

                                        By:
                                           -------------------------------------
                                        Name:  Scott Zecher
                                        Title: Chief Executive Officer


                                        AUTOINFO, INC.

                                        By:
                                           -------------------------------------
                                        Name:  Scott Zecher
                                        Title: Chief Executive Officer


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